Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Amanasu Environment Corporation (the “Company”), on Form 10-K for the period ended December 31, 2016 as filed with the Securities Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the dates indicated below, each hereby certify, pursuant to and solely for the purpose of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:  /s/ Atsushi Maki
             Atsushi Maki
             Principal Financial Officer

 April 17, 2017

A signed original of this written statement required by Section 906 has been provided to Amanasu Environment Corporation and will be retained by Amanasu Environment Corporation and furnished to the Securities and Exchange Commission or its staff upon request.